Exhibit 99.2

FY10 Q3 Conference Call April 27, 2010

Forward-Looking Statement Page 1 Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated. Words such as "anticipates," "expects," "believes," "intends," "plans," "projects," "estimates," and similar expressions are used to identify these forward- looking statements. Forward-looking statements are based on currently available information and include, among others, the discussion under "Outlook." These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions including those associated with the operation of our business, including the risk that customer demand will decrease either temporarily or permanently, whether due to the Company's actions or the demand for the Company's products, and that the Company may not be able to respond through cost reductions in a timely and effective manner; the risk that the value of our inventory may decline; price cutting, new product introductions and other actions by our competitors; fluctuations in the costs of raw materials that the Company is not able to pass through to customers because of existing contracts or market factors; the availability of credit and general market liquidity; fluctuations in currency exchange rates; the financial condition of our customers; the challenges attendant to plant closings and restructurings, including the difficulty of predicting plant closing and relocation costs, the difficulty of commencing or increasing production at existing facilities, and the reactions of customers, governmental units, employees and other groups, the challenges attendant to plant construction; the ability to realize cost savings from restructuring activities; and losses resulting from unauthorized activities in Molex Japan. Other factors, risks and uncertainties are set forth in Item 1A "Risk Factors" of the Company's Form 10-K for the year ended June 30, 2009, and the Form 10-Q for the quarters ended September 30, 2009 and December 31, 2009 which are incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements. As a result, this release speaks only as of its date and Molex disclaims any obligation to revise these forward-looking statements or to provide any updates regarding information contained in this release resulting from new information, future events or otherwise.

Non-GAAP Financial Measures In Molex Incorporated's ("Molex" or the "Company") conference call on April 27, 2010 regarding the Company's financial results for the fiscal quarter ended March 31, 2010 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call. This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP. Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex's ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable GAAP measure. Page 2

Order Trend (US$ in millions) Page 3 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 796 562 475 576 724 777.9 838 Fourth straight quarter with book-to-bill ratio > 1 Record orders in March

Change in Orders by Industry - March Quarter Page 4 Sequential YOY % of Total Automotive 8% 80% 16% Data 3% 81% 21% Telecom 5% 67% 24% Consumer Elect. 6% 66% 19% Industrial 20% 80% 16% Medical / Military 15% 188% 4% TOTAL 8% 77% 100% Industrial continues to improve

Orders by Channel and Geography - March Quarter Sequential YOY % of Total Distribution 11% 111% 26% OEM 5% 56% 56% EMS 12% 109% 18% TOTAL 8% 77% 100% Page 5 Sequential YOY % of Total Americas 12% 69% 26% Europe 9% 51% 16% APN 6% 65% 21% APS 6% 107% 37% TOTAL 8% 77% 100% Distribution and EMS recovery continues

Revenue Trend (US$ in millions) Page 6 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 839 667 506 570 674 729.6 756 Better than seasonal trends

Change in Revenue by Industry - March Quarter Page 7 Sequential YOY % of Revenue Automotive 6% 73% 17% Data (2)% 57% 22% Telecom (1)% 31% 24% Consumer Elect. (2)% 46% 19% Industrial 18% 50% 15% Medical / Military 64% 83% 3% TOTAL 4% 50% 100% Industrial market recovery underway

(US$ in millions, except per-share data) Page 8 Qtr Ended Mar 10 Qtr Ended Dec 09 Qtr Ended Mar 09 Net Revenue $756.3 $729.6 $505.5 Gross Margin 31.2% 29.1% 18.5% SG&A Restructuring and Impairments $156.4 $9.0 $150.1 $25.6 $139.1 $44.3 Loss on Unauthorized Activities in Molex Japan $31.0 - - Other Income (Expense) $(5.0) $(2.0) $3.5 Effective Tax Rate 30.5% 44.6% 32.3% Net Income (Loss) $23.8 $19.3 $(58.6) % of Sales 3.2% 2.6% (11.6)% E.P.S. $0.14 $0.11 $(0.34) Average Shares Outstanding 174,838 174,575 173,228 Financial Summary - GAAP Great leverage on incremental revenue

GAAP to Non-GAAP Reconciliation Page 9 March Quarter Pretax After-Tax EPS GAAP $ 34.3 $ 23.8 $ 0.14 Restructuring Charge $ 9.0 $ 7.4 $ 0.04 Loss on Unauthorized Activities in Molex Japan $ 31.0 $ 19.8 $ 0.11 Non-GAAP $ 74.3 $ 51.0 $ 0.29 Non-GAAP EPS improved 21% from December quarter

Balance Sheet and Operating Metrics (US$ in millions) Page 10 Mar 31, 2010 Dec 31, 2009 Mar 31, 2009 Cash & Marketable Securities Total Debt* Net Cash $443.4 283.6 $159.8 $496.0 289.0 $207.0 $505.9 286.0 $219.9 Accounts Receivable Receivable Days Outstanding $657.3 73 days $626.4 76 days $444.6 75 days Inventory Inventory Days Outstanding $419.9 80 days $372.2 74 days $360.8 90 days Capital Expenditure Research & Development $56.7 $39.9 $47.7 $36.7 $31.1 $34.9 Cash Flow from Operations $40.1 $71.2 $121.3 Inventory, capex and R&D impacted by product launches *Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases

P&L Ratio Trend Percent of revenue *See GAAP to Non-GAAP reconciliation Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Target Revenue $506 $570 $674 $730 $756 $840 Gross Margin 18.5% 24.1% 28.4% 29.1% 31.2% 32% SG&A 27.5% 24.0% 21.6% 20.6% 20.7% 18% Oper. Margin (9.0)% 0.1% 6.8% 8.6% 10.5% 14% * Page 11 Progressing to our operating margin goal of 14%

Return on Net Assets Trend* Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 0.048 0.037 0.106 0.124 0.142 *Operating income excluding restructuring and special charges Fixed assets + Inventory + A/R - A/P Page 12 Trailing 12-months

Restructuring Plan Update FY07 - FY09 FY10 FY11 TOTAL Restructuring Charge $198M $102M - $300M Year-over-year Savings $ 82M $ 89M $34M $205M Q1 Q2 Q3 Q4 FY10 Restructuring Charge $56M $26M $ 9M $11M $102M Year-over-year Savings $27M $26M $21M $15M $ 89M Sequential Savings $ 5M $ 1M $ 6M $ 1M Page 13 On track to close out restructuring in FY10

Outlook Page 14 June Fiscal Quarter Revenue $810 to $830 Million EPS GAAP $0.30 to $0.34 Restructuring Charge $0.06 Non-GAAP EPS $0.36 to $0.40 Assumes 30% effective tax rate

Non-GAAP Measure Mar 31 2010 Dec 31 2009 Sep 30 2009 Jun 30 2009 Mar 31 2009 Income (loss) from operations $39,321 $36,796 $(10,103) $(216,058) $(90,019) Restructuring costs and asset impairments 9,068 25,635 55,894 45,627 44,344 Loss on unauthorized activities in Molex Japan 30,967 - - - - Goodwill impairment - - - 171,000 - Non-GAAP income (loss) from operations $79,356 $62,431 $45,791 $569 $(45,675) Page 15 (US$ in thousands) Non-GAAP income (loss) from operations is a non-GAAP financial measure. We refer to non-GAAP income (loss) from operations to describe income (loss) from operations excluding the items referenced above. We believe that non-GAAP income (loss) from operations provides useful information to investors because it provides information about the estimated financial performance of Molex's ongoing business. Non-GAAP income (loss) from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance. Non-GAAP income (loss) from operations may be different from similar measures used by other companies.